TRANSAMERICA SERIES TRUST

Transamerica JPMorgan Enhanced Index VP

Supplement to the Currently Effective Statement of Additional Information

Effective as of November 1, 2023, the following information will revise the corresponding information appearing in the “Expense Cap” table under the heading “Investment Management and Other Services - Expense Limitation” in the Statement of Additional Information:

Portfolio Name	Expense Cap Initial Class*	Expense Cap Service Class	Expiration Date of Expense Cap

Transamerica JPMorgan Enhanced Index VP	0.67%	0.92%	May 1, 2026

*	The portfolios have not been charged and have not paid any 12b-1 fees with respect to Initial Class shares, and will not be charged or pay any 12b-1 fees on Initial Class shares through May 1, 2024.

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Investors Should Retain this Supplement for Future Reference

August 4, 2023